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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) December 12, 2001



                           Princeton Video Image, Inc.

               (Exact Name of Registrant as Specified in Charter)

      Delaware                000-23415                 22-3062052

      (State or Other -       (Commission File        (I.R.S. Employer
      Jurisdiction of               Number)           Identification No.)
      Incorporation)



                15 Princess Road, Lawrenceville, New Jersey 08648
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (609) 912-9400


                                 Not applicable.
          (Former Name or Former Address, If Changed Since Last Report)



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Item 8. Change in Fiscal Year.

      The Registrant has determined to change its fiscal year end from June 30 to December 31. The date of determination of such change was December 12, 2001. The Registrant will file on Form 10-K a report covering the transition period between the fiscal year ended June 30, 2001 and the fiscal year beginning January 1, 2002.

                                   * * * * * *

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Princeton Video Image, Inc.


                                        By:  /s/ Lawrence Epstein
                                             ---------------------------
                                             Lawrence Epstein,
                                             Vice President, Finance and
                                             Chief Financial Officer


Date:  December 19, 2001